UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Coherus BioSciences, Inc.

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(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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43rd Annual J.P. Morgan Healthcare Conference January 2025

Forward Looking Statements

Except for the historical information contained herein, the matters set forth in this presentation are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to statements about the agreement to sell Coherus' UDENYCA franchise to Intas Pharmaceuticals Ltd. and related matters, including, but not limited to, the ability to satisfy the closing conditions to consummate the proposed transaction at all or in the estimated time; prospective performance and opportunities with respect to Coherus or the UDENYCA franchise; post-closing operations and the outlook for Coherus or the UDENYCA franchise; the Company's targets, plans, objectives or goals for future operations, including those related to the UDENYCA franchise, product candidates, research and development, and product candidate approvals; future receipt of sales milestone payments from the proposed transaction to sell the UDENYCA franchise; projections of reductions in future indebtedness; projections of Coherus' cash runway in the future; statements about the potential uses of proceeds from the transaction to sell the UDENYCA franchise, statements about future clinical events, catalysts and data readouts, statements about growth in sales or revenues and Coherus' future balance sheet, estimates of market opportunity, market value and treatable patients or cases, statements about sales or revenue ramp, statements about expected 2024 total year and Q4 2024 expected net revenues and sales, and expected 2024 year-end cash, cash equivalents and investments, and the assumptions underlying or relating to such statements. Such forward-looking statements involve substantial risks and uncertainties that could cause Coherus' actual results, performance or achievements to differ significantly from any future results, performance or achievements expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, uncertainties as to the timing for completion of the proposed transaction to sell the UDENYCA franchise; uncertainties as to the Company's ability to obtain the approval of its shareholders required to consummate the proposed transaction to sell the UDENYCA franchise; the possibility that competing offers will be made by third parties; uncertainties of receipt of sales milestone payments in the future; the occurrence of any event, change or other circumstance that may give rise to a right of one or both of parties to terminate the asset purchase agreement; the possibility that the proposed transaction to sell the UDENYCA franchise may not be completed in the time frame expected by the Company or at all, including due to the possibility that a governmental entity may prohibit, delay, or refuse to grant approval, if required, for the consummation of the proposed transaction (or only grant approval subject to adverse conditions or limitations); the risk that the proposed transaction disrupts the Company's current plans and operations or diverts the attention of the Company's management or employees from ongoing business operations; the risk that the Company may not realize the anticipated benefits of the proposed transaction to sell the UDENYCA franchise in the time frame expected, or at all; the effects of the proposed transaction on relationships with the Company's employees, suppliers, business or collaboration partners or governmental entities, or other third parties as a result of the proposed transaction; the ability to retain and hire key personnel; significant or unexpected costs, charges or expenses resulting from the proposed transaction; the risks and uncertainties inherent with clinical research and commercialization; the risks and uncertainties of the clinical development and regulatory approval process, including the timing of Coherus' regulatory filings; the risk that Coherus is unable to complete commercial transactions; risks and uncertainties in executing collaboration agreements and other joint ventures, including particular risks of working with international partners; and the risks and uncertainties of litigation. For a further discussion of these and other factors that could cause the Company's future results to differ materially from any forward-looking statements see the section entitled "Risk Factors" in the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2024, filed with the SEC on November 6, 2024, as updated by the Company's subsequent periodic reports filed with the SEC and, when available, the proxy statement of the Company relating to the proposed transaction to sell the UDENYCA franchise. Any forward-looking statements speak only as of the date of this presentation and are made based on the current good faith beliefs and judgments of the Company's management, and the reader is cautioned not to rely on any forward-looking statements made by the Company. Unless required by law, the Company is not under any duty and undertakes no obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. UDENYCA®, UDENYCA® ONBODY™, and LOQTORZI®, whether or not appearing in large print or with the trademark symbol, are trademarks of Coherus, its affiliates, related companies or its licensors or joint venture partners, unless otherwise noted. Trademarks and trade names of other companies appearing in this presentation are, to the knowledge of Coherus, the property of their respective owners.

©2025 Coherus BioSciences 2

Forward Looking Statements 3 ©2025 Coherus BioSciences Additional Information and Where to Find It In connection with the proposed transaction, the Company expects to file with the SEC a proxy statement on Schedule 14A, and it may also file other documents regarding the proposed transaction with the SEC. Promptly after filing its definitive proxy statement with the SEC, the Company will mail t he definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN, IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSE D TRANSACTION, RELATED MATTERS AND THE PARTIES TO THE PROPOSED TRANSACTION. You may obtain a free copy of the proxy statement and other relevant documents (if and when they become available) that are o r w ill be filed with the SEC for free at the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on t he Company’s website at https://investors.coherus.com/sec - filings or by contacting the Company’s Investor Relations Department at IR@coherus.com. Participants in the Solicitation The Company and certain of its directors and executive officers and other members of management and employees may be deemed t o b e participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of the Company, includ ing a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement for its 2024 Annual General Meeting, which was filed w ith the SEC on April 15, 2024 and other documents that may be filed from time to time with the SEC. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests in the proposed transaction, by security holdings or otherwise, will be contained in the proxy statement and other relevant mate ria ls to be filed with the SEC regarding the proposed transaction when such materials become available.

Agenda Corporate Overview and Strategy LOQTORZI ® : Approved, Foundational PD - 1 Innovative LOQTORZI Combinations Commercial Oncology Opportunity Financial Results and Outlook 4 4 ©2025 Coherus BioSciences

Agenda 5 ©2025 Coherus BioSciences Corporate Overview and Strategy LOQTORZI ® : Approved, Foundational PD - 1 Innovative LOQTORZI Combinations Commercial Oncology Opportunity Financial Results and Outlook

Fully Integrated, Commercial Stage Innovative Oncology Company

Leveraging Commercial Insights to Identify, Develop Promising Assets

Fully Integrated Model Maximizes Value

Leadership

- **Proven drug development expertise**
- **Discovery of >30 marketed products**

Regulatory Success

- **6 FDA approvals**

Antibody Pipeline

- **Toripalimab-tpzi (LOQTORZI): next-generation PD-1 inhibitor**
- **Casdozokitug: IL-27 antagonist**
- **CHS-114: anti-CCR8**
- **CHS-1000: anti-ILT4**


Innovative Oncology
Expertise
Expertise
DEVELOPMENT
COMMERCIAL
Competitive Pipeline
Revenue Generating Products

LOQTORZI®
(toripalimab-tpzi) injection

UDENYCA®
pegfilgrastim-cbqv



Marketed Drugs

- **5 product launches**
- **Highly experienced team has commercialized 30+ products**

©2025 Coherus BioSciences 6

Sharpened Focus on Innovative Oncology

Biosimilar Divestitures Strengthens Balance Sheet, Funds Pipeline

2024 - 2025

Strategic Transformation

~$800M ↑ **Non-dilutive Capital Raised**

Biosimilar Asset Divestitures

CIMERLI ▪ YUSIMRY ▪ UDENYCA*

~$480M ↓ **Debt Retirement***

2025 - 2030

Positioned for Growth and Value Creation

LOQTORZI (toripalimab-tpzi) injection

- **Next-generation PD-1**
- **Growing sales (NPC)**
- **Combinations with pipeline (1+1)**

- **Pipeline differentiated & competitive**
- **Unmet need**
- **Value creation**

- **Clean balance sheet**
- **Streamlined operations**
- **2-year cash runway**

*Coherus expects to close on the divestiture of its last biosimilar business, the UDENYCA franchise, to Intas Pharmaceuticals Ltd. in Q1 2025 and use a portion of the up to $483 million up-front cash proceeds to fully repay Coherus' $230M convertible term loan and buy-out $49M in royalty obligations related to UDENYCA.

©2025 Coherus BioSciences

LOQTORZI : Foundational Building Block for a Diversified Immuno - Oncology Portfolio – Bringing I - O Beyond NPC 8 ©2025 Coherus BioSciences An approved PD - 1 is a distinct strategic advantage in Immuno - Oncology and is required to be a market leader Novel Combinations Unlock Value $15B Significant Market Opportunity Potential - $15 Billion Clinical Activity in Combination with Chemo Irrespective of PD - L1 Levels Novel Combinations Extend Patient Survival Binds to a Unique Epitope with High Affinity *See slide 7 for indications and product candidates that make up the expected market opportunity

I-O Pipeline and Lifecycle Access ~$15B Market Opportunity

Combinations include multiple Coherus assets, multiplying sales potential

Molecule	Setting	US Drug Treatable Cases[1]
Casdozokitug / Toripalimab	1L Advanced HCC (Hepatocellular Carcinoma)	~24K
Casdozokitug / Toripalimab	2L NSCLC (Non-Small Cell Lung Cancer)	~100K
CHS-114 / Toripalimab	2L HNSCC (Non-Nasopharyngeal Head and Neck Squamous Cell Carcinoma)	~15K
CHS-114 / Toripalimab	2L Gastric Cancer	~13K
Toripalimab / BTLA	Limited stage SCLC (Small Cell Lung Cancer)	~5K
Toripalimab / INO-3112	Locally advanced High Risk HNSCC HPV-16/18+[2] (Head and Neck Squamous Cell Carcinoma)	~2K

[1]Based on expected drug treated US patient population in 2030. Source: Decision Resources December 2023. [2]Based on locally advanced non-nasopharyngeal carcinoma, 60% HPV+, and 90% with HPV16

©2025 Coherus BioSciences 9

Agenda ©2025 Coherus BioSciences 10 Corporate Overview and Strategy LOQTORZI ® : Approved, Foundational PD - 1 Innovative LOQTORZI Combinations Commercial Oncology Opportunity Financial Results and Outlook

Toripalimab's Unique Binding Epitope on PD-1 and Receptor Affinity Translates to Preclinical Differentiation

Toripalimab

Epitope drives activity


A
C'D loop
pembrolizumab
FG loop
toripalimab
N-terminal loop
nivolumab
B
FG loop
8.19 Å
PD-1 in PD-1/PD-L1
PD-1 in PD-1/pembrolizumab
PD-1 in PD-1/nivolumab
PD-1 in PD-1/toripalimab
Liu, et al. MAbs, 2019.

(A) Comparative structural conformations[1] of PD-1 when bound to either native PD-L1 (blue) or various PD-1 targeting monoclonal antibodies (pembro = pink; nivo = green; tori = lilac) with (B) magnification of the PD-1 FG loop.

<u>Toripalimab induces strong T cell activation</u> **and inflammatory signature in various *in vitro* and *ex vivo* assays**

Antibody	K_D (nM)	Epitope
Toripalimab	**0.3**	**FG loop**
Pembrolizumab	**7.0**	**CD loop**
Nivolumab	**10.5**	**N-terminus**

Potent binding affinity for PD-1 (>10x other approved PD-1)

Rajasekaran, N., Wang, X., Ravindranathan, S. *et al.* Toripalimab, a therapeutic monoclonal anti-PD-1 antibody with high binding affinity to PD-1 and enhanced potency to activate human T cells. *Cancer Immunol Immunother* **73**, 60 (2024).

©2025 Coherus BioSciences 11

Pembrolizumab Toripalimab PD - L1 ≥ 10 PD - L1 < 10 HR = 0.61 Source: Shun Yamamoto, Ken Kato, JUPITER - 06 establishes immune checkpoint inhibitors as essential first - line drugs for the treat ment of advanced esophageal squamous cell carcinoma, Cancer Cell, Volume 40, Issue 3, 2022, Pages 238 - 240, ISSN 1535 - 6108, https ://doi.org/10.1016/j.ccell.2022.02.009. Pembrolizumab Jong - Mu Sun, Pembrolizumab plus chemotherapy versus chemotherapy alone for first - line treatment of advanced oesophageal cancer (KEYNOTE - 590): A randomized, placebo - controlled phase 3 study. The Lancet, Vol 398. August 28, 2021. HR = 0.61 HR = 0.62 HR = 0. 86 KEYNOTE - 590 JUPITER - 06 Toripalimab in combination with chemotherapy also demonstrated an improvement in PFS and OS over placebo across all PD - L1 expression levels for NPC and NSCLC trials PD - L1 + chemo Control (placebo + chemo) JUPITER - 06 Toripalimab Data with Chemotherapy In ESCC: Differentiated PD - 1 Inhibition Activity for Toripalimab 12 ©2025 Coherus BioSciences Toripalimab

Despite PD-1's Success, Significant Unmet Need Exists in I-O

PD-(L)1 Inhibitors Remarkable, But Minority Of Cancer Patients Benefit

Minority of patients
respond to PD-1 therapy

Lack of durability
from cytotoxic and targeted Rx, despite significant ORR

Toxicity
Compromises opportunity for later line treatments and decreases Overall Survival

Coherus is focused on combination I-O therapies that can improve response rates and extend durability, without significant additional toxicity

©2025 Coherus BioSciences
13

Competitively-Positioned Immuno-Oncology Pipeline

Combinations include Coherus assets, multiplying value opportunity

Agent		Indication	Combo	Pre-Clinical	Phase 1	Phase 2	Phase 3
LOQTORZI (toripalimab-tpzi) injection	Anti-PD-1 monoclonal antibody	1L Nasopharyngeal Carcinoma (NPC)	Gemcitabine/ Cisplatin	U.S. Launch January 2024			
		2L+ NPC	Monotherapy	U.S. Launch January 2024			
Casdozokitug	Anti-IL-27 antagonist monoclonal antibody	Hepatocellular Carcinoma (HCC)	Atezolizumab/ Bevacizumab	Final data to be reported 1Q25			
		1L HCC	Toripalimab/ Bevacizumab	Study Initiated 4Q24			~24K Treatable 1L US Patients
		Non-Small Cell Lung Cancer	Toripalimab	Study Ongoing			~100K Treatable 2L US Patients
CHS-114	Anti-CCR8 cytolytic monoclonal antibody	Solid Tumors including HNSCC	Monotherapy and Toripalimab Combination	Study Ongoing			~15K Treatable 2L US Patients
		2L Gastric Cancers	Toripalimab	Study Initiation 1Q25			~13K Treatable 2L US Patients
CHS-1000	Anti-ILT4 monoclonal antibody	Solid Tumors	Monotherapy and Toripalimab Combination	Planning Stages			

©2025 Coherus BioSciences 14

Agenda ©2025 Coherus BioSciences 15 Corporate Overview and Strategy LOQTORZI: Approved, Foundational PD - 1 Innovative LOQTORZI ® Combinations Casdozokitug: IL - 27 Antagonist CHS - 114: Anti - CCR8 (Treg depleter ) Commercial Oncology Opportunity Financial Results and Outlook

Strong line - of - sight for target indications (HCC, NSCLC) Acceptable safety profile; no added toxicity in combinations Demonstrated monotherapy durable responses Immune activation in cancer patients via non - PD - 1 MoA 16 Casdozokitug ( casdozo , CHS - 388): Phase 2 Clinical Stage Program Casdozokitug: First - In - Class IL - 27 Antagonist Distinct I - O Mechanism and Activity in Lung and Liver Patients 16 ©2025 Coherus BioSciences Liver Lung

IL - 27 Percentage positive CD8 + T Cells +IL - 27 Control T N F ⍺ p g /m L +IL - 27 Control PD - L1 Lag3 Tigit Tim3 IL - 27R Pro - inflammatory cytokines IL - 27 ra +/ - IL - 27ra - / - Myeloid DC IL - 27 T cell T cell NK cell NK cell T cell IL - 27 downregulates pro - inflammatory cytokines IL - 27 Represents A Novel Immune Target That is Complementary to PD - 1 17 IL - 27, when Present, Inhibits NK and T Cell Antitumor Response Immunoregulatory Cytokine Modulates Immune Response, Immune Pathology, and Tumor Immune Evasion 17 ©2025 Coherus BioSciences IL - 27 upregulates checkpoint receptors IL - 27 constrains NK cell immunosurveillance

Treatment with Anti-IL-27 Ab Inhibits Lung and Liver Tumor Growth in Mouse Models: *Barrier Tissue-Specific Activity*

Lung metastases in B16 melanoma model



80
60
40
20
0
# of lung mets
*
Isotype control
Casdozo
Anti-PD-1+ Anti-CTLA-4

HCC model (NASH driven)



Tumor load
Tumor number
mm
**
*
IgG2a
CHS-381
IgG2a
CHS-381

In Vivo Studies data consistent with IL-27 biology in barrier tissues such as liver and lung

In Vivo Studies With Casdozo Suggest Tissue-Specific Dependency for Antitumor Activity

In vivo study	Tumor location	Antitumor activity (casdozo Rx)
Multiple SQ syngeneic tumor models	SQ	No activity No acceleration of tumor growth
B16 lung metastasis model	SQ	No activity
	Lung	**Antitumor activity**
RCC orthotopic model, with lung metastasis	Kidney	No activity
	Lung	**Anti-metastatic activity**
HCC models (carcinogen, NASH, HEP1-6)	**Liver**	**Antitumor activity**

Aghayev, et al. *Cancer Discovery*. 2022
Rausch et al. SITC P727 J Immunother Cancer. 2020

©2025 Coherus BioSciences
18

Clinical Translation: Casdozo Activates Immune Responses and Completely Inhibits IL - 27 Signaling in Cancer Patients at ≥ 10 mg/kg 19 ©2025 Coherus BioSciences Casdozo Rx at ≥ 10 mg/kg • I nhibits IL - 27 signaling • Activates T and NK cells • Activates tertiary lymphoid structures (PBMC) Phase 1 Clinical Study CHS - 388 - 101 IFNG 10 mg/kg Casdozo Rx Increases serum IFNg

Translation to Clinical Efficacy : NSCLC Monotherapy Antitumor Activity Two confirmed monotherapy PRs in α PD - (L)1 - experienced patients sqNSCLC 20 ©2025 Coherus BioSciences Response Evaluable (n=42) Best overall Response, n (%) 0 2 (4.8) 11 (26.2) 29 (69.0) Complete response Confirmed partial response Stable disease Progressive disease 0 4 8 12 16 20 24 28 32 36 40 44 48 52 56 60 64 68 72 76 80 84 88 92 96 Weeks -100 -80 -60 -40 -20 0 20 40 60 80 100 % C h a n g e f r o m B a s e l i n e Target Lesion Change Over Time (n=38) Data Cutoff Date: Aug. 27, 2024, subject to change. Casdozokitug Single Agent Clinical Activity Observed in NSCLC 2 confirmed PRs in PD - L1 negative or low squamous NSCLC, and 1 durable SD in adenocarcinoma • All 3 previously treated with aPD - (L)1 antibodies • Responses in 2/3L sq 5% ORR in all evaluable patients 22% ORR in RECIST evaluable squamous subset (n=2/9)

Casdozokitug Demonstrates Combination Activity and Safety 1L HCC Interim Results: 11 Durable Obj Responses, Including 3 Complete Responses 21 ©2025 Coherus BioSciences I nterim results from ongoing study (data cutoff Nov 9, 2023) – Final data results ASCO GI 2025 >60% of patients with tumor shrinkage on initial scans 38% ORR to date in response evaluable set (viral and nonviral patients) • 3 Complete Responses , 8* Partial Responses PFS 8.1 mos. Safety profile consistent with atezo/bev alone Biomarker data show association of response with IL - 27 pathway Casdozokitug/Atezolizumab/Bevacizumab in Hepatocellular Carcinoma (HCC) Best Percent Change from Baseline in Sum of Target Lesions (n=28)

Study CHS-388-202 in HCC: Dose Optimization/Contribution to Determine RP2D and Obtain Preliminary Efficacy Outcomes

Casdozokitug

Primary Endpoint
- Objective Response Rate (ORR)

Key Endpoint
- Duration of response (DoR)

Secondary Endpoints:

Efficacy
- Progression-free survival (PFS)
- Overall Survival (OS)
- Disease control rate (DCR)

Safety
- AE/SAE
- AESI

PK

Immunogenicity

Exploratory Endpoints
- Biomarkers

Stratification Factors
- Geographical region: Asia, excluding Japan, versus the rest of the world
- Macrovascular invasion or extrahepatic spread of disease (presence vs. absence)

Patient Population
- 1L unresectable/ metastatic HCC
- >=1 measurable lesion
- Not suitable for surgical or local therapy
- Child-Pugh A
- ECOG-PS Score: 0 or 1
- Controlled HBV or Cured HCV

N=72

R in 1:1:1

Arm A: Toripalimab + Bevacizumab + Casdozo **Dose 1**

Arm B: Toripalimab + Bevacizumab + Casdozo **Dose 2**

Arm C: Toripalimab + Bevacizumab

CHS-388-202: FPI targeted for 1Q25 with data readouts in 1H26
Results will support a go/no go for pivotal study
Toripalimab P3 HEPATORCH data to support contribution of component
Casdozo has Orphan Drug Designation in HCC

©2025 Coherus BioSciences
22

Agenda ©2025 Coherus BioSciences 23 Corporate Overview and Strategy LOQTORZI: Approved, Foundational PD - 1 Innovative LOQTORZI ® Combinations Casdozokitug: IL - 27 Antagonist CHS - 114: Anti - CCR8 (Treg depleter ) Commercial Oncology Opportunity Financial Results and Outlook

CHS-114 is a Highly Selective Anti-CCR8 mAb with the Potential to Augment I-O Therapy Via Depletion of Treg Mediated Tumor Immune Suppression

CHS-114: Phase 1 Clinical Stage Program


Head & Neck
Esophageal
Gastric
Colorectal
(I-O Desert)

Specifically binds and preferentially depletes CCR8+ tumor Tregs, with no off-target binding

Overcoming Treg immune suppression by recruiting T cells to turn "cold" tumors "hot," with no added toxicity

Strong line-of-sight for additional target indications

High unmet need in multiple indications including CRC (I-O has not worked historically) and HNSCC (low survival with approved PD-1s)

©2025 Coherus BioSciences 24

CHS-114 Binds Only to CCR8, the Only Selective mAb Known to Date

GPCRs have known issues with mAb Selectivity

CCR8 Antibody Screen*

Selected Antibodies	Number of non-CCR8 Targets Identified
CHS-114	0
mAb2	1
mAb3	8
mAb4	15
mAb5	20
Comparator Antibodies	**Non-CCR8, "Off Target" Binding**
Comparator 1	ANGPTL7
Comparator 2	J chain
Comparator 3	SEMA4B

Only ~25% of the receptor is exposed on the cell surface

CCR8


CC
L1
N-term
EC
L1
EC
L3
IC
L1
IC
L2
IC
L3
C-
term

GPCRs are difficult targets for mAbs and commonly have off-target binding

*Ab specificity profiling using cell microarray to uncover extracellular antibody targets; Assay screens across 5,528 cell surface and secreted proteins using cell microarray technology; 293T cells transfected and fixed prior to binding; IgG antibodies bound to Fc gamma receptors

©2025 Coherus BioSciences 25

CCR8+ Tregs are Most Abundant in HNSCC, Cervical SCC, and Gastric, but Broadly Expressed in a Number of Solid Tumors, Including Colorectal and Lung

CCR8+ Tregs (density)



CCR8+ Treg cells/mm2
0
50
100
150
200
250
300
Cervical SCC
HNSCC
Gastric
CRC
Esophageal
Breast
NSCLC
Ovarian
HCC
Endometrial
Bladder
ccRCC

CCR8+ Tregs (of total Tregs)



% CCR8+ of Treg
0
10
20
30
40
50
60
70
80
90
100
Gastric
Cervical SCC
HNSCC
Esophageal
Ovarian
Endometrial
HCC
Breast
CRC
NSCLC
ccRCC
Bladder

CCR8+ Tregs (density vs frequency)



CCR8+ Treg cells/mm2
0
25
50
75
100
125
Cervical SCC
HNSCC
Gastric
CRC
Breast
Esophageal
NSCLC
Ovarian
HCC
Bladder
Endometrial
ccRCC
0
10
20
30
40
50
60
70
80
90
100
% CCR8+ of Treg cells

TMA dataset from US Biomax

©2025 Coherus BioSciences 26

CHS-114 Phase 1 Study Design: Head and Neck Cancer

Dose Expansion: 2L+ HNSCC (CHS-114 monotherapy and in combination with toripalimab)

CHS-114

Primary Endpoint

- Safety and tolerability

Key Secondary Endpoints

- Pharmacokinetics (PK)
- Objective Response Rate† (ORR)
- Additional measures of efficacy including:
    - Duration of response † (DoR)
    - Disease control rate † (DCR)
    - Progression-free survival† (PFS)
- Biomarker Endpoints
    - Treg depletion in tumor



Arm 1a: Monotherapy
Dose Escalation
Completed
Arms 1b and 2:
Monotherapy and Combination
Dose Expansion in 2L+ HNSCC
CHS-114
High Dose Levels
CHS-114
Mid Dose Levels
CHS-114
Low Dose Levels
Determine Dose for Expansion
CHS-114 + Toripalimab
Combination Dose 2
CHS-114
Expansion Dose 2
CHS-114 + Toripalimab
Combination Dose 1
CHS-114
Expansion Dose 1

ClinicalTrials.gov ID: NCT05635643

†Per RECIST 1.1 based on investigator assessment

©2025 Coherus BioSciences 27

CHS-114 Selectively Depletes CCR8+ Tregs Establishing Proof of Mechanism in Phase 1a Monotherapy Dose Escalation

CHS-114 treatment led to a decrease in subset of total Tregs, while preserving broader Treg population confirming the specificity for CCR8+ Tregs

Frequency of CCR8+ Tregs - ***Complete depletion***


CCR8+Tregs(%)
40
30
20
10
0
Predose
C1D1 (2hr)
C1D1 (6hr)
C1D2
C1D4
C1D8
C1D15
C2D1
DL3
DL4
DL5
DL6
DL7

Percentage decrease total Tregs - Selectivity for CCR8+ Tregs


Tregs (% change from predose)
100
75
50
25
0
-25
-50
-75
-100
Predose
C1D1 (2hr)
C1D1 (6hr)
C1D2
C1D4
C1D8
C1D15
C2D1
DL3
DL4
DL5
DL6
DL7

Data cut as of 16 April 2024; subject to change

J Clin Oncol 42, 2024 (suppl 16; abstr 2664)

Total frequency of CCR8+ Tregs from baseline (left) and percent decrease of total Tregs (right) was measured in peripheral blood mononuclear cells (PBMC) by a flow-cytometry assay at DL3-DL7. CCR8+ Treg depletion was stable through cycle 1, with > 85% of CCR8+ Tregs being depleted for all dose levels tested, confirming the proof of mechanism. Additionally, depletion was observed at DL3 (and higher doses), which was lower than predicted dose from in vitro modeling. Furthermore, CHS-114 treatment led to a decrease in subset of total Tregs, while preserving broader Treg population, confirming the specificity of CHS-114 for CCR8+ Tregs. Tregs were defined as CD127low CD25high cells within the CD3+ CD4+ T cell population. Data representative of 3 patients per dose level (n=2-3 samples per timepoint). Error bars = SEM.

©2025 Coherus BioSciences
28

Phase 1a Monotherapy Dose Escalation Response Summary H ighly refractory 2L+ HNSCC patients showed encouraging disease control 29 ©2025 Coherus BioSciences Response Evaluable N = 19 Best Overall Response n (%) 0 Complete Response 0 Partial Response 9 (47.4%) Stable Disease 10 (52.6%) Progressive Disease Disease assessment performed every 9 weeks 29 Data cut as of 16 April 2024; subject to change J Clin Oncol 42, 2024 (suppl 16; abstr 2664) Based on Investigator Assessment per RECIST v1.1 Target Lesion Change Over Time (n=19)

CHS-114 Phase 1a Data Establishes Safety, Proof of Mechanism

Phase 1b Studies in HNSCC and Gastric Cancer to establish Proof of Concept

CHS-114

Phase 1a Monotherapy Results[1]

Safety & Proof of Mechanism

- **Acceptable safety profile in heavily pretreated patients with advanced solid tumors**
- **No depletion of CD4+ or CD8+ T cells**
- **Depletion of peripheral CCR8+ Tregs was observed and CCR8+ Treg depletion was maintained**
- **Results and safety profile support combination with toripalimab**

Strong Biologic Rationale:

HNSCC and Gastric Cancer Have High Prevalence and Density of CCR8+ Tregs

Phase 1b Expansion Ongoing - HNSCC

- **Two dose levels of CHS-114 with and without toripalimab expansion phase ongoing in 2L+ HNSCC patients**
- **Initiate Phase 1b CHS-114/toripalimab combination dose optimization study in Q1 2025**

Phase 1b Study Start Q1 '25 - Gastric

- **Initiation of Phase 1b CHS-114/toripalimab combination dose optimization study in 2L gastric cancer in Q1 2025**

Data Readouts from Phase 1b Studies in HNSCC and Gastric Cancer Expected in Q2 2026

1. J Clin Oncol 42, 2024 (suppl 16; abstr 2664)

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Agenda ©2025 Coherus BioSciences 31 Corporate Overview and Strategy LOQTORZI ® : Approved, Foundational PD - 1 Innovative LOQTORZI Combinations Commercial Oncology Opportunity Financial Results and Outlook

LOQTORZI®: Establishing a New Standard of Care in NPC

Only FDA-Approved Treatment for Nasopharyngeal Carcinoma in All Lines of Therapy*



Frontal Sinus
Nasal Cavity
Superior Turbinate
Middle Turbinate
Inferior Turbinate
Spenoid Sinus
Nasopharynx
Adenoid Pad
Eustachian Tube Orifice
Fossa of Rosenmuller
Nasal Vertibute

Only I-O treatment with Preferred Category 1 designation under NCCN*
in combination with gemcitabine and cisplatin

Only Preferred NCCN regimen in 2nd Line treatment and later

Establishing position in rare indication with less competition
Strong Clinical evidence (PFS and OS data)

LOQTORZI treatment patient segments

≈ 2,000

NPC market valued at
$150-200M

LOQTORZI (toripalimab-tpzi) is indicated in combination with cisplatin and gemcitabine, for the first-line treatment of adults with metastatic or with recurrent, locally advanced nasopharyngeal carcinoma (NPC) and as a single agent, for the treatment of adults with recurrent unresectable or metastatic NPC with disease progression on or after a platinum-containing chemotherapy.
*NCCN Clinical Practice Guidelines in Oncology (NCCN Guidelines®) Head and Neck Cancers Version 1.2025 — November 26, 2024

©2025 Coherus BioSciences 32

Recently Revised NCCN NPC Guidelines Clearly Establishes LOQTORZI ® as the Only PREFERRED Regimen for NPC Patients 33 ©2025 Coherus BioSciences Commercial Impact: Opportunity to Accelerate Ramp to Peak Sales Updated promotional materials to drive rapid & broad awareness of the NCCN guidelines update, including: • Leverage new guidelines to implement changes that have longer timelines • Drive revisions to Institution NPC pathway and treatment plans

~2,000 LOQTORZI® Treatment Eligible Patients Annually Across Three Patient Segments

LOQTORZI Treatment Patient Segments = ~2,000

Typical NPC Patient Treatment

Segment	Share	Treatment	Notes
1 Recurrent Locally Advanced	= 33%	Chemo +/- I-O	*Stage 1-4a with Local or Regional recurrence following initial intervention (generally chemo-radiation, radiation, or surgery)*
2 m1L Drug Treatable	= 33%	Chemo +/- I-O	*I-O use can now be FDA-approved LOQTORZI but off-label I-O enabled by NCCN Guidelines listing (current off-label I-O use estimated to be 25%)* (applies to segments 2 and 3)
3 m2L+ Drug Treatable	= 33%	Chemo or I-O	

NPC market valued at $150-$200M

Source: Historical data from DRG: Squamous Cell Carcinoma of the Head and Neck-Epidemiology-Mature-Markets-All-Populations-Geographic-Summary & Internal Assumptions on patient growth driven by improved treatment options

©2025 Coherus BioSciences 34

Long-Term LOQTORZI® Revenue Ramp Driven by Accessing Early-Line Patients Who have Longer Duration of Treatment

Segment	Revenue Impact	Duration of LOQ Use
Locally Advanced/Regional Recurrent	HIGH	LONGEST
m1L Drug Treatable	HIGH	LONGEST
m2L+ Drug Treatable	LOWER	SHORTEST


ILLUSTRATIVE Revenue Ramp
2024
2028
New Patients
Continued Patients

©2025 Coherus BioSciences 35

12 6 7 36 ©2025 Coherus BioSciences CCR8+ Treg (cells/mm 2 ) 150 100 50 0 0 50 100 150 200 4 10 5 8 1 2 9 11 3 1. HNSCC 2. Gastric 3. Cervical 4. NSCLC 5. Bladder 6. Endometrial 7. HCC 8. Breast 9. Esophageal 10. CRC (1) 11. Pancreatic (1) 12. Ovarian (1) 13. RCC 14. Mesothelioma Patient population (thousands) Market Size, $B 20+ 5+ 2+ 1+ 0.5 (1) No approved anti - PD(L)1 (IO desert) Ongoing studies CHS - 114 Approved anti - PD(L)1 1 2 3 IL - 27 mRNA expression (Log2(TPM+1)) 1 3 8 4 11 2 1 7 Ongoing study casdozo Ongoing study casdozo CHS - 114 Ongoing study casdozo 14 I - O Portfolio has Broad Market Potential, Including I - O Treatment Deserts

2K 2K 2K 2K 2K 2K 2K 5K 5K 5K LOQTORZI NPC: 2K LOQTORZI (+ casdozo ) 1L HCC: 24K LOQTORZI (+ casdozo ) 2L NSCLC: 100K LOQTORZI (+CHS - 114) 2L Gastric: 13K LOQTORZI (+CHS - 114) 2L HNSCC: 15K Casdozokitug (+LOQ) 1L HCC: 24K Casdozokitug (+LOQ) 2L NSCLC: 100K LOQTORZI (+INO - 3112) HPV+ HNSCC: 2K LOQTORZI (+BTLA) LS - SCLC: 5K CHS - 114 (+LOQ) 2L Gastric: 13K CHS - 114 (+LOQ) 2L HNSCC: 15K 24K 100K 24K 100K 15K 13K 24K 100K 24K 100K 15K 13K 37 ©2025 Coherus BioSciences Toripalimab Represents an Indication Value Multiplier with Combinations Pipeline molecules and lifecycle access ~$15B of market opportunity in the U.S. alone

Agenda ©2025 Coherus BioSciences 38 Corporate Overview and Strategy LOQTORZI: Approved, Foundational PD - 1 Innovative LOQTORZI Combinations Commercial Oncology Opportunity Financial Results and Outlook

2024 Preliminary Revenues and Cash

2024 Total Year Expected Net Revenues

$255M-$260M

$49M-$54M

Q4 expected net revenues

UDENYCA

Expected sales of **$42M-$47M** signaling strength of demand following temporary supply interruption

OBI and strong pricing continue to differentiate the franchise and **drive net revenues**

LOQTORZI

Expected sales of **$7M-$8M,** with consecutive QoQ **growth exceeding 20%** since launch in Q1

Cash, Cash Equivalents & Investments

Year-end cash, cash equivalents and investments expected to be reported at

~$125M

Following expected divestiture of the UDENYCA® Franchise for up to

$558.4M

proceeds will be used to repay the entirety of the company's $230 million convertible notes due April 2026

Current post-close cash runway projections **exceed two years**, past key data readouts expected in 2026

The preliminary 2024 financial information presented herein has not been audited and is subject to change. The complete Coherus Fourth Quarter and Full Year 2024 Financial Results are planned for release in March 2025. The closing of all the proposed transactions, including the divestiture of the UDENYCA® Franchise and repayment of the entirety of the company's $230 million convertible notes due April 2026, are subject to various conditions, including customary closing conditions, approval by Coherus shareholders, expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, any required approval by the Committee on Foreign Investment in the United States (CFIUS) as well as certain other conditions.

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Coherus I-O Milestones and Data Catalysts*

Casdozokitug (IL-27)

2H'24
- Phase 2 randomized trial of casdozokitug/toripalimab/bevacizumab in first-line (1L) HCC initiated Q4 2024

1H'25
- * Final data from Phase 2 trial of casdozokitug/atezolizumab/bevacizumab in 1L HCC in Q1 2025 at ASCO GI
- * Report data from Phase 1 study of casdozokitug/toripalimab in second to fourth line (2-4L) NSCLC in 1H 2025

2026
- * Data readouts from Phase 2 randomized trial of casdozokitug/toripalimab /bevacizumab in first-line (1L) HCC in 1H 2026

CHS-114 (CCR8)

1H'25
- Initiate a Phase 1b CHS-114/toripalimab combination dose optimization study in 2L gastric cancer in Q1 2025
- Initiate a Phase 1b CHS-114/toripalimab combination dose optimization study in 2L HNSCC in Q1 2025
- Report Phase 1 CHS-114 monotherapy biopsy data in head and neck squamous cell carcinoma (HNSCC) in 1H 2025 *
- Report CHS-114/toripalimab combination safety data in head and neck squamous cell carcinoma (HNSCC) in 1H 2025 *

2026
- First data readouts from Phase 1b CHS-114/toripalimab combination studies in 2L gastric cancer and 2L HNSCC expected in Q2 2026 *

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Fully Integrated Business Model Maximizes Value Commercia : Oncology expertise Revenue - generating Oncology Products Fully Integrated, Commercial Stage Innovative Oncology Company Retain full value of pipeline in the US; Capture Ex - US Value via Partners 41 ©2025 Coherus BioSciences DEVELOPMENT COMMERCIAL Innovative Oncology Highly Competitive Pipeline Finance and Operations Strong Commercial Capability Global Rights » Commercial Product » Growing Revenue » Global Pivotal Trials » Territory Monetization » Development Cost Sharing » Clean balance sheet » Streamlined operations » 2 - year cash runway

Thank You / Q&A